UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 1, 2016

VYSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	000-53754	20-2027731
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2480 Briarcliff Rd NE, #6, Suite 159, Atlanta, GA	30329
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(866) 674-5238

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective June 1, 2016, the Company closed its Kiron Clinical Sleep Lab, LLC division (“Kiron”) in Durham, NC.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Unaudited pro forma condensed statement of operations of the Company as of and for the three month period ended March 31, 2016 and for the fiscal year ended December 31, 2015, and unaudited balance sheet for the three month period ended March 31, 2016 and for the fiscal year ended December 31, 2015, giving effect to the disposition of Kiron, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(d) Exhibits

99.1        Unaudited pro forma condensed statement of operations of the Company as of and for the three month period ended March 31, 2016 and for the fiscal year ended December 31, 2015, giving effect to the disposition of Kiron and unaudited balance sheet for the three month period ended March 31, 2016 and for the fiscal year ended December 31, 2015, giving effect to the disposition of Kiron.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYSTAR CORPORATION
August 19, 2016

	By:	/s/ William R. Doyle
William R. Doyle
President, Chief Executive Officer, Chief Financial Officer and Director